UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 1, 2011, DCP Midstream Partners, LP, or the Partnership, acquired a 33.33% interest in DCP Southeast Texas Holdings, GP (“Southeast Texas”) from DCP Midstream, LLC. The transfer of assets between DCP Midstream, LLC and the Partnership represents a transfer of assets between entities under common control. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. As a result, the Partnership is providing consolidated financial statements to include the equity interest in the financial results of Southeast Texas for all periods presented.

On December 30, 2010, the Partnership acquired all of the interests in Marysville Hydrocarbons Holdings, LLC (“Marysville”) and accounted for the transaction as a business combination. The preliminary purchase price allocation for the Marysville acquisition was included in the Partnership’s December 31, 2010 audited financial statements as reported in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 1, 2011. The Partnership updated the accounting for the Marysville business combination for the fair value of assets acquired and liabilities assumed including intangible assets and property, plant and equipment and goodwill in the condensed consolidated balance sheets included in the March 31, 2011 Form 10-Q filed with the SEC on May 10, 2011. The consolidated financial statements in this Form 8-K have been retrospectively adjusted to reflect the impact of changes to the Partnership’s preliminary purchase accounting for Marysville.

Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008. These audited consolidated financial statements give retrospective effect to the acquisition of Southeast Texas and the changes in the preliminary purchase accounting for Marysville. These audited consolidated financial statements replace Items 8 and 15 in the Partnership’s 2010 Form 10-K filed with the SEC on March 1, 2011. Also, included herein as Exhibit 99.1 is the Selected Financial Data, which are derived from the audited consolidated financial statements, and replaces Item 6 in the Partnership’s 2010 Form 10-K filed with the SEC on March 1, 2011. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated financial statements, and replaces Item 7 in the Partnership’s 2010 Form 10-K filed with the SEC on March 1, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: June 17, 2011	/s/ Angela A. Minas
	Name:	Angela A. Minas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Deloitte & Touche LLP on Consolidated Financial Statements of DCP Midstream Partners, LP.

Exhibit 99.1	Selected Financial Data.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Consolidated Financial Statements of DCP Midstream Partners, LP.

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